SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                November 23, 1999



                        GS FINANCIAL PRODUCTS U.S., L.P.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)



       CAYMAN ISLANDS              NO. 000-25178                 NO. 52-1919759
       --------------              -------------                 --------------
(State or Other Jurisdic-           (Commission                  (IRS Employer
  tion of Incorporation)            File Number)                 Identification
                                                                       No.)

              P.O. BOX 896
  HARBOUR CENTRE, NORTH CHURCH STREET
      GRAND CAYMAN, CAYMAN ISLANDS
             BRITISH WEST INDIES                                     N/A
  -----------------------------------                             ----------
 (Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code: (345) 945-1326
                                                    --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On November 23, 1999, the Board of Directors of GS Financial Products US Co., the corporate general partner of GS Financial Products U.S., L.P. (the "Company"), determined that the Company should terminate its obligation to file reports with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. In furtherance of this determination, the Company gave notice on November 23, 1999 of its intention to redeem on January 24, 2000 all of its outstanding Nikkei 225 Indexed Notes due December 22, 2000 (the "Nikkei Notes") and its outstanding S&P Enhanced Stock Index Growth Notes due August 9, 2002 (the "E-Signs"). The Nikkei Notes will be redeemed at a redemption price of $1,242.46 per $1,000 face amount of the Nikkei Notes. The E-Signs will be redeemed at a redemption price of $46.00 per $25 principal amount of the E-Signs. The Notices of Redemption specify in more detail the terms of the redemptions and are included as exhibits hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c) The following exhibits are filed as part of this Form 8-K:

                  99.1      Notice of Redemption in respect of the
                            Nikkei Notes.

                  99.2      Notice of Redemption in respect of the
                            E-Signs.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      GS FINANCIAL PRODUCTS U.S., L.P.
                                        (Registrant)
                                        acting by its general partner
                                        GS Financial Products US Co.



Date: November 23, 1999               By: /s/ Brian J. Lee
                                         ---------------------------------------
                                      Name:  Brian J. Lee
                                      Title: Treasurer

                                      For and on behalf of GS Financial Products
                                      US Co., managing partner of GS Financial
                                      Products U.S., L.P.

INDEX TO EXHIBITS
-----------------


EXHIBIT
NO.           DESCRIPTION
-------       -----------

99.1          Notice of Redemption in respect of the Nikkei Notes.
99.2          Notice of Redemption in respect of the E-Signs.